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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 10, 2005

                          HOSPITALITY PROPERTIES TRUST
             (Exact Name of Registrant as Specified in Its Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

                  1-11527                            04-3262075
          (Commission File Number)        (IRS Employer Identification No.)

     400 CENTRE STREET, NEWTON, MASSACHUSETTS                       02458
    (Address of Principal Executive Offices)                     (Zip Code)

                                  617-964-8389
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On February 10, 2005, Hospitality Properties Trust (the "Company") agreed to sell $300,000,000 aggregate principal amount of its 5 1/8% Senior Notes due February 15, 2015 (the "Notes") in a public offering. The Notes are expected to be issued on February 15, 2005, and will be issued under a supplemental indenture to the Company's indenture dated February 25, 1998. The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company's other outstanding senior unsecured notes issued under that indenture. The Company expects to use the estimated $297.2 million net proceeds from this offering to fund the planned acquisition of 13 hotels from subsidiaries of InterContinental Hotels Group, plc. The underwriters for the offering are Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation, Advest, Inc., Banc of America Securities LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., Commerzbank Capital Markets Corp., Deutsche Bank Securities Inc., Ferris, Baker Watts, Incorporated, Harris Nesbitt Corp., PNC Capital Markets, Inc., Keybanc Capital Markets, a division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Morgan Keegan & Co., Inc., Oppenheimer & Co. Inc., Scotia Capital (USA) Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc., Piper Jaffray & Co., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC. A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE NOTES AND ITS INTENDED USE OF THE PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

1.1    Underwriting Agreement, dated as of February 10, 2005, among the
       Company and Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation, acting on behalf of the underwriters named in Schedule I thereto, pertaining to $300,000,000 in aggregate principal amount of 5 1/8% Senior Notes due February 15, 2015.

2.1 Amended and Restated Purchase and Sale Agreement, dated as of February 9, 2005, by and between BHR Texas, L.P., InterContinental Hotels Group Resources, Inc., Crowne Plaza LAX,

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       LLC, Holiday Pacific Partners Limited Partnership, 220 Bloor Street Hotel
       Inc. and Staybridge Markham, Inc., as sellers, and HPT IHG-2 Properties Trust, as buyer.

2.2 Amended and Restated Stock Purchase Agreement, dated as of February 9, 2005, by and between Six Continents International Holdings B.V., as seller, and HPT IHG-2 Properties Trust, as buyer.

4.1 Form of Supplemental Indenture No. 8, to be dated as of February 15, 2005, between Hospitality Properties Trust and U.S. Bank National Association, as successor trustee, including the form of 5 1/8% Senior Notes due 2015.

5.1    Opinion of Sullivan & Worcester LLP.

5.2    Opinion of Venable LLP.

8.1    Opinion of Sullivan & Worcester LLP re: tax matters.

23.1   Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2   Consent of Venable LLP (contained in Exhibit 5.2).

23.3   Consent of Ernst & Young LLP.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOSPITALITY PROPERTIES TRUST

                              By: /s/ Mark L. Kleifges
                                  --------------------
                                  Mark L. Kleifges
                                  Treasurer and Chief Financial Officer
                                  Dated: February 11, 2005